                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                            CREDIT QUALITY       5
                SIX-MONTH DIVIDEND HISTORY       5
                          TOP FIVE SECTORS       6
          NET ASSET VALUE AND MARKET PRICE       6
          Q&A WITH YOUR PORTFOLIO MANAGERS       7
                         GLOSSARY OF TERMS      11

                            BY THE NUMBERS
                  YOUR TRUST'S INVESTMENTS      12
                      FINANCIAL STATEMENTS      23
             NOTES TO FINANCIAL STATEMENTS      28
    TRUST OFFICERS AND IMPORTANT ADDRESSES      33

Our generations
of money-
management
experience
may help you
pursue life's
true wealth.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your trust during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the trust's largest investments, and you can examine the complete portfolio to see all of your trust's holdings as of the end of your trust's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Investment Advisory Corp.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE
CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                           3.80
Dec 98                                                                           5.90
Mar 99                                                                           3.50
Jun 99                                                                           2.50
Sep 99                                                                           5.70
Dec 99                                                                           8.30
Mar 00                                                                           4.80
Jun 00                                                                           5.60
Sep 00                                                                           2.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.60
                                                                            4.75                               1.70
                                                                            4.75                               1.70
Mar 99                                                                      4.75                               1.80
                                                                            4.75                               2.30
                                                                            4.75                               2.10
Jun 99                                                                      5.00                               2.00
                                                                            5.00                               2.10
                                                                            5.25                               2.30
Sep 99                                                                      5.25                               2.60
                                                                            5.25                               2.60
                                                                            5.50                               2.60
Dec 99                                                                      5.50                               2.70
                                                                            5.50                               2.70
                                                                            5.75                               3.20
Mar 00                                                                      6.00                               3.80
                                                                            6.00                               3.10
                                                                            6.50                               3.20
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sep 00                                                                      6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

---------------------------------------------------------------------------
NYSE Ticker Symbol                                                  VMT
---------------------------------------------------------------------------
Six-month total return based on market price(1)                   -.40%
---------------------------------------------------------------------------
Six-month total return based on NAV(2)                           10.77%
---------------------------------------------------------------------------
Distribution rate as a % of closing stock price(3)                6.30%
---------------------------------------------------------------------------
Taxable-equivalent distribution rate as a % of closing stock
price(4)                                                          9.84%
---------------------------------------------------------------------------
Net asset value                                                   $9.67
---------------------------------------------------------------------------
Closing common stock price                                      $8.3750
---------------------------------------------------------------------------
Six-month high common stock price (08/18/00)                    $9.3125
---------------------------------------------------------------------------
Six-month low common stock price (11/15/00)                     $7.8125
---------------------------------------------------------------------------
Preferred share (Series A) rate(5)                               4.500%
---------------------------------------------------------------------------
Preferred share (Series B) rate(5)                               4.800%
---------------------------------------------------------------------------
Preferred share (Series C) rate(5)                               4.850%
---------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4) The taxable-equivalent distribution rate is calculated assuming a 36% federal tax bracket.

(5) See "Notes to Financial Statements" footnotes #5 for more information concerning Preferred Share reset periods.

    A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

    Past performance is no guarantee of future results. Investment return, stock price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

                                                 PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)

As of December 31, 2000
- AAA/Aaa............  70.2%   [PIE CHART]
- AA/Aa..............   6.2%
- A/A................   7.4%
- BBB/Baa............  15.4%
- Non-Rated..........   0.8%
As of June 30, 2000
- AAA/Aaa............  63.8%   [PIE CHART]
- AA/Aa..............   1.9%
- A/A................  14.2%
- BBB/Baa............  18.3%
- Non-Rated..........   1.8%

Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's, respectively.

SIX-MONTH DIVIDEND HISTORY

(for the six months ending December 31, 2000, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
7/00                                                                            0.0500
8/00                                                                            0.0500
9/00                                                                            0.0465
10/00                                                                           0.0465
11/00                                                                           0.0465
12/00                                                                           0.0440

The dividend history represents past performance of the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments)
[INVESTMENT PERFORMANCE GRAPH]

                                                                     DECEMBER 31, 2000                    JUNE 30, 2000
                                                                     -----------------                    -------------
General Purpose                                                            22.90                              19.30
Transportation                                                             11.20                               7.20
Health Care                                                                10.30                              13.50
Industrial Revenue                                                          7.80                              10.90
Wholesale Electric                                                          6.80                               5.10

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--December 1990 through December 2000)

[INVESTMENT PERFORMANCE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
12/90                                                                      9.6200                             9.6250
                                                                           9.6400                            10.0000
                                                                           9.8100                            10.1250
                                                                          10.1100                            10.6250
12/91                                                                     10.2400                            10.7500
                                                                          10.1800                            10.8750
                                                                          10.6900                            11.3750
                                                                          10.9700                            11.5000
12/92                                                                     10.6500                            12.0000
                                                                          11.0900                            11.6250
                                                                          11.1300                            12.0000
                                                                          11.3700                            12.3750
12/93                                                                     11.1700                            11.7500
                                                                           9.9300                            10.7500
                                                                           9.9200                            11.1250
                                                                           9.8200                            10.2500
12/94                                                                      9.3400                             9.7500
                                                                           9.9000                            11.0000
                                                                           9.7600                            11.1250
                                                                           9.8600                            10.7500
12/95                                                                     10.2400                            10.5000
                                                                           9.8800                            10.3750
                                                                           9.7600                             9.8750
                                                                           9.9000                            10.2500
12/96                                                                     10.0000                            10.3750
                                                                           9.8100                            10.1250
                                                                          10.0100                            10.8750
                                                                          10.1800                            11.0000
12/97                                                                     10.3500                            10.6120
                                                                          10.3200                            10.3120
                                                                          10.2600                            10.8750
                                                                          10.5700                            11.0000
12/98                                                                     10.3800                            10.8125
                                                                          10.1300                            10.6875
                                                                           9.5600                             9.6250
                                                                           9.1500                             8.8750
12/99                                                                      8.8000                             7.6250
                                                                           9.0200                             8.0625
                                                                           9.0000                             8.6875
                                                                           9.1300                             8.3750
12/00                                                                      9.6700                             8.3750

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN MUNICIPAL
INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2000. THOMAS M. BYRON, PORTFOLIO MANAGER, HAS MANAGED THE TRUST SINCE 2000 AND HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1981. THE FOLLOWING DISCUSSION REFLECTS HIS VIEWS ON THE TRUST'S PERFORMANCE.

Q   WHAT WERE THE MOST IMPORTANT
    DEVELOPMENTS IN THE FIXED-INCOME MARKETS, AND HOW DID THE TRUST PERFORM DURING THE REPORTING PERIOD?

A   Early in the year, the strength of
the economy--and the accompanying Federal Reserve activity--had caused interest rates to rise across the board, but by late spring of 2000 the bond market rallied as investors began to anticipate an end to the Fed's rate-raising policy.

    The second half of the year brought signs that the growth rate of the economy was moderating. Seeing this, investors concluded that the Fed would have no need to continue raising interest rates, as inflation fears eased. Subsequently, short-term interest rates started to level off and then drift somewhat lower. By the end of October, short-term rates remained high, but rates in the intermediate to long maturity segments of the market had declined from the levels we had seen at the start of 2000.

    Though still wary of potential inflation, the Fed reacted to indications of slower economic growth, more efficient workforce output, and moderate price gains by keeping target lending rates unchanged throughout the second half of the year.

    During the final quarter of the year, however, economic growth had slowed so significantly that concerns turned from rising rates and high inflation to the slowing of the economy. After their December committee meeting, the Fed announced that reining in inflation was no longer their primary concern; instead, they would focus on sustaining healthy economic growth and would contemplate lowering interest rates. The fixed-income markets reacted favorably to this news, ending the reporting period with a solid rally.

    Municipal bonds turned in their best performance since 1995. Supply in the municipal bond market was sharply lower from the levels of a year ago, as higher interest rates have made it unattractive for municipalities to retire existing debt. At the same time, strong economic activity has allowed many municipalities to generate a budget surplus, enabling them to cover spending that would normally require municipal bond financing.

    The trust continued to provide shareholders with an attractive dividend, even though the dividend was decreased slightly in September and again in December. Because the trust is leveraged, higher short-term rates placed pressure on the trust's dividend, as the increased cost of borrowing cut into the trust's earnings. However, we did have the opportunity to add new longer-term holdings to the trust at attractive yields, partially offsetting the decline in income that occurred when short-term rates were climbing earlier in the year. The trust's monthly dividend of $0.044 per share translates to a distribution rate of 6.30 percent based on the trust's closing market price on December 31, 2000. Because income from the trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 9.84 percent for an investor in the 36 percent federal income tax bracket.

    For the six months through December 31, 2000, the trust produced a total return of -0.40 percent based on market price. At the same time, the trust's market price decreased from $8.6875 per share on June 30, 2000, to $8.3750 per share on December 31, 2000. Of course, past performance is no guarantee of future results. As a result of recent market activity, current performance may vary from the figures shown. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID YOU REACT TO THE
    MARKET CONDITIONS YOU ENCOUNTERED IN MANAGING THE TRUST?

A   Because demand for municipal
bonds has held up, the lack of new issuance in the primary market helped support bond prices, although the somewhat limited selection of securities required us to be very careful in choosing new bonds for the trust's portfolio. In many cases, we found attractive values in the secondary market, buying and selling bonds that had been in the market for a while.

    Much of our attention was turned toward maintaining the high level of quality in the trust's portfolio. As of December 31, 2000, more than 76.4 percent of trust assets were invested in securities rated AA or higher, representing a significant commitment to the high-quality portion of the market.

    In general, our bias toward high-quality securities was a boost to portfolio performance. Typically, when the market rallied over the past year, the rallies were strongest at the high end of the quality spectrum. As a result, these securities saw solid price gains while the valuations of nonrated and lower-rated securities remained fairly flat or declined.

    In general, we broadened diversification of the portfolio by increasing the number of securities held within each industry sector and reducing the trust's exposure to any one single issuer or individual credit.

    In terms of specific industry sectors, we reduced the trust's exposure to industrial revenue bonds and health-care bonds by 3.1 percent and 3.2 percent, respectively. A portion of this reduction was due to some of the trust's health-care bonds and airport bonds being called prior to maturity.

Q   THE TRUST'S DIVIDEND WAS
    REDUCED DURING THE REPORTING PERIOD. CAN YOU EXPLAIN WHY?

A   A combination of factors made it
necessary to cut the trust's dividend during the period. First, as a leveraged portfolio, the trust must pay interest on money it had borrowed at short-term rates, which had then been invested in longer-term securities. As short-term rates rose more significantly than longer-term rates, the cost of this leverage increased during the reporting period and reduced the trust's income stream.

    Second, as we took advantage of higher rates in long-maturity bonds, we tended to sell older, higher-yielding bonds that had strengthened the trust's income stream but were susceptible to being called out of the portfolio in the near future. Essentially, we exchanged their near-term contribution to the trust's income for an improvement in the portfolio's long-term income potential.

Q   WHAT DO YOU SEE AHEAD
    FOR THE ECONOMY AND THE MUNICIPAL MARKET?

A   The outlook for the municipal
bond market will be closely tied to the prospects of the U.S. economy and the Fed's reaction to key economic indicators. We expect the Fed to ease short-term interest rates, as inflation appears to be under control at this time. (Note: On January 3, 2001, the Fed did lower interest rates by 0.50 percent.) In the first quarter of 2001, the Fed will focus its attention on economic growth statistics, watching for signs that the economy is slowing too rapidly.

    Because the direction of interest rates will be determined by the Fed's reaction to prevailing economic conditions, we feel it would be imprudent to make a bet on the direction and magnitude of changes in interest rates, which will influence how we position the trust. Consequently, we will seek to maintain a neutral stance with respect to the portfolio's duration (a measure of a trust's sensitivity to interest-rate changes) in the near term.

    We believe the demand for municipal securities should remain healthy. This will hopefully bode well for the trust, although it will be competing for investor assets with a range of investment options, such as individual bonds, mutual funds, and managed accounts. Also, the stock market may attract assets away from bonds, depending on its return prospects and price volatility. We believe bond supply should remain tight, helping to support prices, as municipalities continue to operate with budget surpluses that can be used for construction projects, education funding, road improvements, and other expenditures typically financed by new bond issuance.

    We will continue to search for securities that have the potential to enhance the trust's long-term performance. If our analysis indicates that it would be advantageous to sell certain bonds--or as bonds are prerefunded, mature according to schedule, or are called from the portfolio--we will strive to replace them with bonds that hopefully offer the best relative value available at the time.

GLOSSARY TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

CALL FEATURE: Allows a bond issuer to buy back a bond on specific dates at set prices before the bond's maturity date. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

CREDIT RATING: An evaluation of a bond issuer's credit history and capability of repaying debt obligations. Standard & Poor's Ratings Group and Moody's Investors Service are two companies that assign credit ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-rate environments, while trusts with longer durations perform better when rates decline.

LEVERAGE: An investment strategy that involves using borrowed money to finance an investment. Leveraging involves certain risks, including the potential for increased volatility.

MATURITY LENGTH: The time it takes for a bond to mature. A bond issued in 1999 and maturing in 2009 is a 10-year bond. Typically, short-term bonds mature in five years or less, intermediate-term bonds mature in five to ten years, and long-term bonds mature after ten years.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other state or local government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, in some states, from state and local income taxes.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

SECONDARY MARKET: A market where securities are traded after they are initially offered.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

December 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                      MARKET
(000)    DESCRIPTION                                 COUPON   MATURITY      VALUE
         MUNICIPAL BONDS  95.4%
         ALASKA  0.4%
$1,575   Matanuska-Susitna Boro Alaska Ctfs Partn
         Pub Safety Bldg Lease (FSA Insd)........... 5.750%   03/01/16   $  1,672,241
                                                                         ------------

         ARIZONA  1.0%
4,000    Arizona St Trans Brd Exc Tax Maricopa Cnty
         Regl Area Rd Fd............................ 5.500    07/01/04      4,177,800
                                                                         ------------

         ARKANSAS  0.5%
2,000    Arkansas St Dev Fin Auth Hosp Rev
         Washington Regl Med Cent................... 7.375    02/01/29      2,012,940
                                                                         ------------

         CALIFORNIA  1.7%
5,000    Contra Costa, CA Home Mtg Fin Auth Home Mtg
         Rev (MBIA Insd)............................   *      09/01/17      2,119,400
1,500    Duarte, CA Ctfs Partn Ser A................ 5.250    04/01/19      1,398,915
30,535   Foothill/Eastern Corridor Agy CA Toll Rd
         Rev Rfdg...................................   *      01/15/34      4,079,781
                                                                         ------------
                                                                            7,598,096
                                                                         ------------
         COLORADO  3.6%
1,000    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
         Rev E-470 Proj Ser B (Prerefunded @
         08/31/05).................................. 6.950    08/31/20      1,141,930
1,500    Arapahoe Cnty, CO Cap Impt Trust Fund Hwy
         Rev E-470 Proj Ser B (Prerefunded @
         08/31/05).................................. 7.000    08/31/26      1,715,775
1,015    Colorado Edl & Cultural Fac Auth Rev
         Charter Sch Jefferson Academy.............. 6.500    06/01/15      1,025,647
1,535    Colorado Edl & Cultural Fac Auth Rev
         Charter Sch Jefferson Academy.............. 6.700    06/01/25      1,537,855
3,675    Denver, CO City & Cnty Arpt Rev Ser A
         (b)........................................ 8.750    11/15/23      3,862,866

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000 (Unaudited)

PAR
AMOUNT                                                                      MARKET
(000)    DESCRIPTION                                 COUPON   MATURITY      VALUE
         COLORADO (CONTINUED)
$1,590   Denver, CO City & Cnty Arpt Rev Ser A
         (Prerefunded @ 11/15/01)................... 8.750%   11/15/23   $  1,684,033
3,000    Meridian Metro Dist CO Peninsular &
         Oriental Steam Navig Co Rfdg (Meridian
         Assoc East Gtd)............................ 7.500    12/01/11      3,100,440
1,850    Montrose Cnty, CO Ctfs Partn............... 6.350    06/15/06      1,952,157
                                                                         ------------
                                                                           16,020,703
                                                                         ------------
         CONNECTICUT  1.0%
1,750    Connecticut St Spl Oblig Pkg Rev Bradley
         Intl Arpt Ser A (ACA Insd)................. 6.600    07/01/24      1,900,518
1,000    Hartford, CT Pkg Sys Rev Ser A............. 6.500    07/01/25      1,034,360
1,600    Stamford, CT Hsg Auth Multi-Family Rev
         Fairfield Apts Proj Rfdg................... 4.750    12/01/28      1,506,048
                                                                         ------------
                                                                            4,440,926
                                                                         ------------
         DISTRICT OF COLUMBIA  0.7%
  380    Dist of Columbia Ctfs Partn................ 6.875    01/01/03        385,943
2,775    Dist of Columbia Hosp Rev Medlantic
         Hlthcare Ser A Rfdg (MBIA Insd)............ 5.250    08/15/12      2,874,429
                                                                         ------------
                                                                            3,260,372
                                                                         ------------
         FLORIDA  5.6%
1,000    Bartow, FL Wtr & Swr Sys Rev (FGIC Insd)... 5.125    10/01/29        993,960
2,500    Escambia Cnty, FL Hlth Fac Rev FL Hlthcare
         Fac Ln (AMBAC Insd)........................ 5.950    07/01/20      2,732,300
1,200    Florida St Brd Edl Cap Outlay Pub Edl Ser C
         (Prerefunded @ 06/01/02) (MBIA Insd)....... 6.625    06/01/22      1,254,000
2,000    Florida St Dept Env Protn Preservtn Rev Ser
         A (FGIC Insd).............................. 5.750    07/01/10      2,212,000
1,175    Florida St Div Bd Fin Dept Genl Svcs Rev
         Dept Envirnmtl Presrvtn 2000-A (MBIA
         Insd)...................................... 6.000    07/01/02      1,208,053
3,500    Gulf Breeze, FL Rev Cap Fdg Ser B (MBIA
         Insd)...................................... 4.500    10/01/27      3,133,025
1,500    Miami Beach, FL Stormwater Rev (FGIC
         Insd)...................................... 5.250    09/01/25      1,513,920
4,000    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
         Insd)...................................... 5.625    10/01/14      4,264,240
3,000    Orange Cnty, FL Tourist Dev Tax Rev (AMBAC
         Insd)...................................... 5.500    10/01/31      3,075,330

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000 (Unaudited)

PAR
AMOUNT                                                                      MARKET
(000)    DESCRIPTION                                 COUPON   MATURITY      VALUE
         FLORIDA (CONTINUED)
$4,000   Sarasota Cnty, FL Pub Hosp Brd Miles
         Sarasota Mem Hosp Proj Ser A (Embedded Cap)
         (MBIA Insd)................................ 4.440%   10/01/21   $  3,360,880
1,115    Tallahassee, FL Lease Rev FL St Univ Proj
         Ser A (MBIA Insd).......................... 5.500    08/01/19      1,163,614
                                                                         ------------
                                                                           24,911,322
                                                                         ------------
         GEORGIA  10.1%
5,596    Fulton Cnty, GA Lease Rev.................. 7.250    06/15/10      6,214,470
25,000   Georgia Local Gov Ctfs Partn Grantor Trust
         Ser A (MBIA Insd).......................... 4.750    06/01/28     23,531,750
2,635    Georgia Muni Elec Auth Pwr Rev Ser A (MBIA
         Insd)...................................... 6.500    01/01/20      3,136,124
3,000    Georgia Muni Elec Auth Pwr Rev Ser B (FGIC
         Insd)...................................... 6.250    01/01/17      3,472,920
2,500    Georgia St Ser D........................... 6.000    10/01/05      2,695,875
2,335    Georgia St Ser D........................... 6.000    10/01/06      2,547,112
2,500    Royston, GA Hosp Auth Hosp Rev Ctfs Ty Cobb
         Hlthcare Sys Inc. ......................... 6.500    07/01/27      2,361,700
  800    Royston, GA Hosp Auth Hosp Rev Ctfs Ty Cobb
         Hlthcare Sys Inc. ......................... 6.700    07/01/16        787,896
                                                                         ------------
                                                                           44,747,847
                                                                         ------------
         HAWAII  0.3%
2,280    Honolulu, HI City & Cnty Wastewtr Sys Rev
         (FGIC Insd)................................   *      07/01/13      1,222,148
                                                                         ------------

         ILLINOIS  12.0%
4,000    Chicago, IL Brd Edl Chicago Sch Reform Ser
         A (AMBAC Insd)............................. 5.250    12/01/27      3,986,120
13,295   Chicago, IL O'Hare Intl Arpt Spl Fac Rev
         United Airls Inc Proj Ser 84A.............. 8.850    05/01/18     13,864,026
2,520    Chicago, IL O'Hare Intl Arpt Spl Fac Rev
         United Airls Inc Proj Ser 84B.............. 8.850    05/01/18      2,627,856
1,000    Chicago, IL Proj Ser C Rfdg (FGIC Insd).... 5.750    01/01/14      1,078,950
1,000    Chicago, IL Proj Ser C Rfdg (FGIC Insd).... 5.750    01/01/15      1,073,820
4,895    Chicago, IL Pub Bldg Comm Bldg Rev Ser A
         (MBIA Insd)................................   *      01/01/07      3,742,619
1,000    Chicago, IL Ser B Rfdg (AMBAC Insd)........ 5.125    01/01/15      1,035,450
2,000    Chicago, IL Wastewtr Transmission Rev
         Second Lien (MBIA Insd).................... 5.750    01/01/25      2,106,500

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000 (Unaudited)

PAR
AMOUNT                                                                      MARKET
(000)    DESCRIPTION                                 COUPON   MATURITY      VALUE
         ILLINOIS (CONTINUED)
$3,230   Cook Cnty, IL Ser A Rfdg (MBIA Insd)....... 5.625%   11/15/16   $  3,385,395
2,310    Illinois Dev Fin Auth Rev Adventist Hlth
         Ser A (MBIA Insd).......................... 5.500    11/15/13      2,439,938
2,500    Illinois Dev Fin Auth Rev Adventist Hlth
         Ser A (MBIA Insd).......................... 5.500    11/15/15      2,612,525
1,335    Illinois Dev Fin Auth Rev Bradley Univ Proj
         (AMBAC Insd)............................... 5.375    08/01/24      1,349,885
2,000    Illinois Edl Fac Auth Rev Lewis Univ....... 6.125    10/01/26      1,999,760
3,205    Illinois Hlth Fac Auth Rev OSF Hlthcare Sys
         Rfdg (b)................................... 6.000    11/15/23      3,117,375
2,500    Illinois St First Ser (MBIA Insd).......... 5.500    12/01/09      2,702,000
1,250    Sangamon Cnty, IL Ctfs Partn............... 10.000   12/01/06      1,602,738
7,455    Will Cnty, IL Fst Presv Dist Ser B (FGIC
         Insd)......................................   *      12/01/12      4,176,216
                                                                         ------------
                                                                           52,901,173
                                                                         ------------
         INDIANA  3.7%
2,420    Brownsburg, IN Sch Bldg Corp First Mtg
         Brownsburg Cmnty Sch (MBIA Insd)........... 5.550    02/01/24      2,486,284
1,000    Indiana Tran Fin Auth Arpt Fac Lease Rev
         Ser A (Prerefunded @ 11/01/02)............. 6.250    11/01/16      1,056,850
2,000    Indiana Transn Fin Auth Toll Rfdg (AMBAC
         Insd)...................................... 5.375    07/01/09      2,116,300
12,190   St Joseph Cnty, IN Hosp Auth Hlth Sys Rev
         Ser A (MBIA Insd).......................... 4.625    08/15/28     10,728,541
                                                                         ------------
                                                                           16,387,975
                                                                         ------------
         KANSAS  0.7%
2,735    Sedgwick Cnty, KS Uni Sch Dist No. 259
         Wichita (MBIA Insd)........................ 5.500    09/01/11      2,970,866
                                                                         ------------

         KENTUCKY  1.0%
2,190    Kenton Cnty, KY Arpt Brd Rev
         Cincinnati/Northn KY Intl Arpt Ser A Rfdg
         (MBIA Insd)................................ 6.250    03/01/09      2,420,322
2,000    Kentucky St Tpk Auth Econ Dev Ref
         Revitalization Proj (FSA Insd)............. 5.500    07/01/07      2,139,040
                                                                         ------------
                                                                            4,559,362
                                                                         ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000 (Unaudited)

PAR
AMOUNT                                                                      MARKET
(000)    DESCRIPTION                                 COUPON   MATURITY      VALUE
         LOUISIANA  1.1%
$ 725    Lafayette, LA Pub Fin Auth Single Family
         Mtg Rev Ser A Rfdg......................... 8.500%   11/15/12   $    727,082
1,500    Louisiana St Ser A (FGIC Insd)............. 5.500    11/15/03      1,554,945
2,500    Louisiana St Ser A (FGIC Insd)............. 5.500    11/15/08      2,692,475
                                                                         ------------
                                                                            4,974,502
                                                                         ------------
         MARYLAND  1.3%
2,180    Baltimore, MD Cap Apprec Ser A (FGIC
         Insd)......................................   *      10/15/09      1,374,621
2,470    Baltimore, MD Cap Apprec Ser A (Prerefunded
         @ 10/15/05) (FGIC Insd)....................   *      10/15/09      1,580,281
2,500    Maryland St Econ Dev Corp Student Hsg Rev.. 6.000    06/01/30      2,447,475
  500    Maryland St Econ Dev Corp Student Hsg Rev
         Collegiate Hsg Towson Ser A................ 5.750    06/01/29        475,515
                                                                         ------------
                                                                            5,877,892
                                                                         ------------
         MASSACHUSETTS  0.8%
1,500    Massachusetts St Gnt Antic Nts Ser A....... 5.750    06/15/15      1,618,530
1,000    Massachusetts St Indl Fin Agy Rev Higher
         Edl Hampshire College Proj................. 5.625    10/01/12      1,004,360
1,000    Route 3 North Trans Impt Assocmass Lease
         Rev (MBIA Insd)............................ 5.375    06/15/33      1,011,810
                                                                         ------------
                                                                            3,634,700
                                                                         ------------
         MICHIGAN  0.9%
1,000    Grand Rapids, MI Wtr Supply Sys Rfdg (FGIC
         Insd)...................................... 5.750    01/01/13      1,089,300
1,180    Hillsdale, MI Hosp Fin Auth Hosp Rev
         Hillsdale Cmnty Hlth Ctr................... 5.750    05/15/18        982,149
2,000    Michigan St Hosp Fin Auth Rev Hosp Hackley
         Hosp Ser A Rfdg............................ 5.000    05/01/18      1,684,100
                                                                         ------------
                                                                            3,755,549
                                                                         ------------
         MINNESOTA  0.2%
1,000    Southern MN Muni Pwr Agy Pwr Supply Sys Rev
         Ser A Rfdg (MBIA Insd)..................... 4.750    01/01/16        973,310
                                                                         ------------

         MISSISSIPPI  0.4%
1,500    Mississippi Hosp Equip & Fac MS Baptist Med
         Cent Rfdg (MBIA Insd)...................... 6.000    05/01/13      1,594,965
                                                                         ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000 (Unaudited)

PAR
AMOUNT                                                                      MARKET
(000)    DESCRIPTION                                 COUPON   MATURITY      VALUE
         MISSOURI  0.8%
$3,400   Missouri St Hwys & Transport Commst Rd Rev
         Ser A...................................... 5.500%   02/01/08   $  3,650,104
                                                                         ------------

         NEVADA  0.8%
2,000    Clark Cnty, NV Indl Dev Rev NV Pwr Co Proj
         Ser C Rfdg................................. 5.500    10/01/30      1,688,600
1,750    Director St NV Dept Bus & Ind Las Vegas
         Monorail Proj (AMBAC Insd)................. 5.375    01/01/40      1,758,680
                                                                         ------------
                                                                            3,447,280
                                                                         ------------
         NEW JERSEY  0.9%
  880    New Jersey Hlthcare Fac Fin Auth Rev....... 6.500    07/01/04        886,882
  940    New Jersey Hlthcare Fac Fin Auth Rev....... 6.500    07/01/05        944,643
2,095    New Jersey St Tran Trust Fund Auth Tran Sys
         Ser A...................................... 5.750    06/15/17      2,325,995
                                                                         ------------
                                                                            4,157,520
                                                                         ------------
         NEW YORK  10.2%
2,500    Nassau Cnty, NY Interim Fin Auth Sales Tax
         Secured Ser A.............................. 5.750    11/15/13      2,698,200
5,900    New York City Ser A........................ 7.000    08/01/04      6,439,614
4,500    New York City Ser B (AMBAC Insd)........... 7.250    08/15/07      5,264,415
1,885    New York City Ser C........................ 7.000    08/15/08      1,917,328
1,915    New York City Ser C (Prerefunded @
         08/15/01).................................. 7.000    08/15/08      1,950,925
2,000    New York City Ser I (MBIA Insd)............ 5.000    04/15/24      1,955,440
6,930    New York City Tran Auth Tran Fac Livingston
         Plaza Proj Rfdg (FSA Insd)................. 5.400    01/01/18      7,339,009
5,190    New York St Dorm Auth Rev Insd NY Univ Ser
         A (AMBAC Insd) (a)......................... 5.500    07/01/11      5,602,086
2,000    New York St Loc Govt Assistance Corp Ser B
         Rfdg (MBIA Insd)........................... 5.000    04/01/21      1,968,560
  415    New York St Med Care Fac Fin Agy Rev Mental
         Hlth Svcs Fac Ser A........................ 7.750    08/15/11        424,935
1,545    New York St Twy Auth Svcs Rev Loc Hwy &
         Brdg (AMBAC Insd).......................... 5.500    04/01/11      1,673,992
2,500    New York St Urban Dev Corp Rev Correctional
         Cap Fac Ser A Rfdg (FSA Insd).............. 5.250    01/01/21      2,503,800

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000 (Unaudited)

PAR
AMOUNT                                                                      MARKET
(000)    DESCRIPTION                                 COUPON   MATURITY      VALUE
         NEW YORK (CONTINUED)
$2,635   New York St Urban Dev Corp Rev Youth Fac... 5.875%   04/01/08   $  2,795,972
2,680    Port Auth NY & NJ Consolidated 119th Ser
         (FGIC Insd)................................ 5.500    09/15/17      2,762,062
                                                                         ------------
                                                                           45,296,338
                                                                         ------------
         NORTH CAROLINA  4.2%
3,735    Buncombe Cnty, NC Met Sew Dist Sew Sys Rev
         Ser A (Prerefunded @ 07/01/02)............. 6.750    07/01/16      3,950,883
3,000    North Carolina Eastn Muni Pwr Agy Pwr Sys
         Rev Ser D.................................. 6.750    01/01/26      3,199,980
10,000   North Carolina Muni Pwr Agy No 1 Catawba
         Elec Rev (MBIA Insd)....................... 6.000    01/01/12     11,184,700
                                                                         ------------
                                                                           18,335,563
                                                                         ------------
         OHIO  3.3%
5,000    Akron Bath Copley, OH St Twp Hosp Dist Rev
         Summa Hosp Ser A........................... 5.375    11/15/18      4,205,050
3,950    Cleveland, OH Wtrwks Rev First Mtg Ser
         F-92B (AMBAC Insd)......................... 6.500    01/01/11      4,122,102
1,000    Cuyahoga Cnty, OH Hosp Fac Rev Canton Inc
         Proj....................................... 7.500    01/01/30      1,033,070
1,000    Ohio Hsg Fin Agy Mtg Rev Residential Ser
         A-1 (GNMA Collateralized).................. 5.250    09/01/30        945,420
1,000    Ohio St Air Quality Dev Auth Rev JMG
         Funding Ltd Partn Proj Rfdg (AMBAC Insd)... 6.375    04/01/29      1,059,000
3,000    Ohio St Tpk Comm Tpk Rev Ser A Rfdg (FGIC
         Insd)...................................... 5.500    02/15/24      3,206,220
                                                                         ------------
                                                                           14,570,862
                                                                         ------------
         PENNSYLVANIA  8.6%
1,000    Allegheny Cnty, PA Ctfs Partn (AMBAC
         Insd)...................................... 5.000    12/01/28        964,390
1,000    Allegheny Cnty, PA Ref Ser C-53 (FGIC
         Insd)...................................... 5.500    11/01/14      1,061,900
3,000    Allegheny Cnty, PA San Auth Swr (MBIA
         Insd)...................................... 5.500    12/01/30      3,085,800
1,000    Carbon Cnty, PA Indl Dev Auth Panther Creek
         Partners Proj.............................. 6.650    05/01/10      1,030,720
2,500    Harrisburg, PA Auth Wtr Rev (Inverse Fltg)
         (FGIC Insd)................................ 6.820    06/18/15      2,687,500
1,200    Harrisburg, PA Cap Apprec Nts Ser F Rfdg
         (AMBAC Insd)...............................   *      09/15/14        605,628
1,000    Lycoming Cnty, PA Auth College Rev
         Pennsylvania College of Technology (AMBAC
         Insd)...................................... 5.350    07/01/26      1,012,600

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000 (Unaudited)

PAR
AMOUNT                                                                      MARKET
(000)    DESCRIPTION                                 COUPON   MATURITY      VALUE
         PENNSYLVANIA (CONTINUED)
$5,000   Pennsylvania St Higher Edl Assist Agy
         Student Ln Rev Ser B (Inverse Fltg) (MBIA
         Insd)...................................... 10.332%  03/01/20   $  6,168,750
3,000    Philadelphia, PA (FSA Insd)................ 4.750    03/15/17      2,925,270
1,770    Philadelphia, PA Auth Indl Dev Rev Edl Comm
         Foreign Med Grads (MBIA Insd).............. 5.000    06/01/18      1,760,761
1,000    Philadelphia, PA Auth Indl Dev Rev Edl Comm
         Foreign Med Grads (MBIA Insd).............. 5.000    06/01/21        980,520
7,385    Philadelphia, PA Sch Dist Ser A (MBIA
         Insd)...................................... 4.500    04/01/18      6,862,363
1,750    Philadelphia, PA Sch Dist Cap Apprec Ser A
         Rfdg (AMBAC Insd)..........................   *      07/01/01      1,713,092
2,000    Ridley Park, PA Hosp Auth Rev Taylor Hosp
         Ser A Rfdg................................. 6.000    12/01/13      2,204,060
4,745    Sayre, PA Hlthcare Fac Auth Rev VHA Cap
         Asset Fin Pgm Ser C (AMBAC Insd)........... 7.700    12/01/15      4,854,515
                                                                         ------------
                                                                           37,917,869
                                                                         ------------
         RHODE ISLAND  0.8%
3,800    Rhode Island St Hlth & Edl Bldg Corp Higher
         Edl Fac Johnson & Wales (MBIA Insd)........ 5.000    04/01/29      3,636,334
                                                                         ------------

         SOUTH CAROLINA  0.3%
1,070    South Carolina St Hsg Fin & Dev Auth
         Homeowner Mtg Ser A........................ 7.400    07/01/23      1,096,504
                                                                         ------------

         SOUTH DAKOTA  0.2%
  875    Deadwood, SD Ctfs Partn (ACA Insd)......... 6.375    11/01/20        915,171
                                                                         ------------

         TENNESSEE  2.0%
2,000    Johnson City, TN Hlth & Edl Fac Brd Hosp
         Rev First Mtg Rfdg (MBIA Insd)............. 7.500    07/01/25      2,458,440
2,500    Memphis, TN (Prerefunded @ 05/15/02)....... 5.250    10/01/14      2,569,500
2,000    Metro Government Nashville Davidson
         Tennessee.................................. 6.150    05/15/25      2,093,060
1,710    Tennessee Hsg Dev Agy Mtg Fin Ser A........ 7.125    07/01/26      1,780,503
                                                                         ------------
                                                                            8,901,503
                                                                         ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000 (Unaudited)

PAR
AMOUNT                                                                      MARKET
(000)    DESCRIPTION                                 COUPON   MATURITY      VALUE
         TEXAS  11.6%
$7,000   Austin, TX Rev Sub Lien Ser A Rfdg (MBIA
         Insd)...................................... 4.250%   05/15/28   $  5,867,820
1,430    Cameron Cnty, TX Ctfs Oblig (AMBAC Insd)... 5.750    02/15/15      1,529,914
2,000    Dallas Fort Worth, TX Intl Arpt Fac Impt
         Corp Rev American Airls Inc................ 6.375    05/01/35      1,957,520
2,000    Fort Worth, TX Wtr & Swr Rev Rfdg.......... 5.500    02/15/05      2,096,340
1,800    Gulf Coast Wtr Auth TX Wtr Sys Contract Rev
         (FGIC Insd)................................ 5.000    08/15/17      1,798,884
3,850    Harris Cnty, TX Hlth Fac Dev Corp Hosp Rev
         Mem Hermann Hosp Sys Proj (FSA Insd)....... 5.250    06/01/27      3,780,199
4,820    Harris Cnty, TX Toll Rd (Prerefunded @
         08/15/09) (AMBAC Insd).....................   *      08/15/18      1,752,697
1,000    Harris Cnty, TX Toll Rd (Prerefunded @
         08/15/09) (AMBAC Insd).....................   *      08/15/21        295,810
1,000    Houston, TX Public Impt Rfdg (FSA Insd).... 5.750    03/01/15      1,073,150
2,000    Houston, TX Wtr & Swr Sys Rev Jr Lien Ser B
         Rfdg (FGIC Insd)........................... 6.250    12/01/05      2,173,780
10,000   Matagorda Cnty, TX Nav Dist No 1 Houton Ltg
         Rfdg (AMBAC Insd).......................... 5.125    11/01/28      9,797,400
1,500    Mesquite, TX Hlth Fac Dev Retirement Fac
         Christian Ser A............................ 7.500    02/15/18      1,495,515
1,900    Port Arthur, TX Navig Dist Rfdg (AMBAC
         Insd)...................................... 4.875    03/01/19      1,837,585
2,000    Texas Mun Pwr Agy Rev (MBIA Insd).......... 5.750    09/01/12      2,053,820
3,525    Texas Muni Pwr Agy Rev Cap Apprec Rfdg
         (AMBAC Insd)...............................   *      09/01/07      2,610,897
8,220    Texas St Pub Ppty Fin Corp Rev Mental Hlth
         & Retardation Rfdg (FSA Insd).............. 5.500    09/01/13      8,473,258
1,500    Texas Wtr Dev Brd Rev St Revolving Fd Sr
         Lien Ser B................................. 5.250    07/15/17      1,526,430
1,250    West Side Calhoun Cnty, TX Navig Dist Solid
         Waste Disp Union Carbide Chem & Plastics... 8.200    03/15/21      1,280,488
                                                                         ------------
                                                                           51,401,507
                                                                         ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000 (Unaudited)

PAR
AMOUNT                                                                      MARKET
(000)    DESCRIPTION                                 COUPON   MATURITY      VALUE
         UTAH  0.4%
$1,000   Salt Lake Cnty, UT College Rev Westminster
         College Proj............................... 5.750%   10/01/27   $    975,240
  760    Utah St Hsg Fin Agy Single Family Mtg Ser B
         Class 2.................................... 6.250    07/01/14        809,666
                                                                         ------------
                                                                            1,784,906
                                                                         ------------
         WASHINGTON  2.4%
3,410    Clark Cnty, WA Pub Util Dist Rfdg (FSA
         Insd)...................................... 5.500    01/01/08      3,635,094
2,595    Clark Cnty, WA Pub Util Dist Rfdg (FSA
         Insd)...................................... 5.500    01/01/09      2,777,714
4,400    King Cnty, WA Ser B Rfdg (MBIA Insd)....... 5.250    01/01/34      4,396,568
                                                                         ------------
                                                                           10,809,376
                                                                         ------------
         WEST VIRGINIA  0.4%
1,500    South Charleston, WV Indl Dev Rev Union
         Carbide Chem & Plastics Ser A.............. 8.000    08/01/20      1,532,430
                                                                         ------------

         GUAM  0.6%
2,800    Guam Pwr Auth Rev Ser A (AMBAC Insd)....... 5.250    10/01/34      2,828,532
                                                                         ------------

         PUERTO RICO  0.9%
1,000    Puerto Rico Indl Tourist Edl Med &
         Environmental Ctl Fac Fin Auth Higher Edl
         Rev........................................ 5.375    02/01/19        948,430
3,000    Puerto Rico Pub Bldgs Auth Gtd Pub Edl &
         Hlth Fac................................... 5.700    07/01/16      3,110,550
                                                                         ------------
                                                                            4,058,980
                                                                         ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2000 (Unaudited)

                                                                            MARKET
                                                                            VALUE
TOTAL LONG-TERM INVESTMENTS  95.4%
  (Cost $401,356,597).................................................   $422,035,468
SHORT-TERM INVESTMENTS  3.4%
  (Cost $15,100,000)..................................................     15,100,000
                                                                         ------------
TOTAL INVESTMENTS  98.8%
  (Cost $416,456,597).................................................    437,135,468
OTHER ASSETS IN EXCESS OF LIABILITIES  1.2%...........................      5,164,458
                                                                         ------------

NET ASSETS  100.0%....................................................   $442,299,926
                                                                         ============

 * Zero coupon bond

(a) Securities purchased on a when-issued or delayed delivery basis.

(b) Assets segregated as collateral for when-issued or delayed delivery purchase commitments.

ACA--American Capital Access
AMBAC--AMBAC Indemnity Corporation
FGIC--Financial Guaranty Insurance Company
FSA--Financial Security Assurance Inc.
GNMA--Government National Mortgage Association
MBIA--Municipal Bond Investors Assurance Corp.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $416,456,597).......................  $437,135,468
Cash........................................................        60,140
Receivables:
  Interest..................................................     6,259,898
  Investments Sold..........................................     5,181,750
Other.......................................................        11,306
                                                              ------------
    Total Assets............................................   448,648,562
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     5,387,168
  Income Distributions--Preferred Shares....................       444,068
  Investment Advisory Fee...................................       222,986
  Affiliates................................................         8,992
Accrued Expenses............................................       156,257
Trustees' Deferred Compensation and Retirement Plans........       129,165
                                                              ------------
    Total Liabilities.......................................     6,348,636
                                                              ------------
NET ASSETS..................................................  $442,299,926
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 1,000,000
  shares, 330 issued with liquidation preference of $500,000 per share)................................................  $165,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 28,684,985 shares issued and
  outstanding)..............................................       286,850
Paid in Surplus.............................................   265,829,515
Net Unrealized Appreciation.................................    20,678,871
Accumulated Undistributed Net Investment Income.............        64,814
Accumulated Net Realized Loss...............................    (9,560,124)
                                                              ------------
    Net Assets Applicable to Common Shares..................   277,299,926
                                                              ------------
NET ASSETS..................................................  $442,299,926
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($277,299,926 divided by
  28,684,985 shares outstanding)............................  $       9.67
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2000 (Unaudited)

INVESTMENT INCOME:
Interest....................................................  $12,956,577
                                                              -----------
EXPENSES:
Investment Advisory Fee.....................................    1,300,189
Preferred Share Maintenance.................................      223,300
Custody.....................................................       15,944
Legal.......................................................       13,635
Trustees' Fees and Related Expenses.........................        9,521
Other.......................................................      170,907
                                                              -----------
    Total Expenses..........................................    1,733,496
                                                              -----------
NET INVESTMENT INCOME.......................................  $11,223,081
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ 1,060,514
  Futures...................................................     (358,182)
                                                              -----------
Net Realized Gain...........................................      702,332
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    1,583,741
  End of the Period.........................................   20,678,871
                                                              -----------
Net Unrealized Appreciation During the Period...............   19,095,130
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $19,797,462
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $31,020,543
                                                              ===========

                                               See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended December 31, 2000 and the Year Ended June 30, 2000 (Unaudited)

                                                     SIX MONTHS ENDED      YEAR ENDED
                                                     DECEMBER 31, 2000    JUNE 30, 2000
                                                     ----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income...............................   $ 11,223,081       $ 23,311,297
Net Realized Gain/Loss..............................        702,332         (7,749,924)
Net Unrealized Appreciation/Depreciation During the
  Period............................................     19,095,130         (7,879,434)
                                                       ------------       ------------
Change in Net Assets from Operations................     31,020,543          7,681,939
                                                       ------------       ------------
Distributions from Net Investment Income:
  Common Shares.....................................     (8,131,804)       (17,439,554)
  Preferred Shares..................................     (3,589,489)        (6,353,670)
                                                       ------------       ------------
Total Distributions.................................    (11,721,293)       (23,793,224)
                                                       ------------       ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES........................................     19,299,250        (16,111,285)
NET ASSETS:
Beginning of the Period.............................    423,000,676        439,111,961
                                                       ------------       ------------
End of the Period (Including accumulated
  undistributed net investment income of $64,814 and
  $563,026, respectively)...........................   $442,299,926       $423,000,676
                                                       ============       ============

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE COMMON SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                         SIX MONTHS
                                           ENDED
                                        DECEMBER 31,   ---------------------------------------
                                            2000        2000      1999       1998       1997
                                        ------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD..............................    $  8.99      $  9.56   $ 10.26   $  10.01   $   9.76
                                          -------      -------   -------   --------   --------
  Net Investment Income...............        .39          .81       .84        .89        .92
  Net Realized and Unrealized
    Gain/Loss.........................        .69         (.55)     (.70)       .26        .26
                                          -------      -------   -------   --------   --------
Total from Investment Operations......       1.08          .26       .14       1.15       1.18
                                          -------      -------   -------   --------   --------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders.......        .28          .61       .65        .69        .72
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders....................        .12          .22       .19        .21        .21
  Distributions from and in Excess of
    Net Realized Gain Paid to Common
    Shareholders......................        -0-          -0-       -0-        -0-        -0-
                                          -------      -------   -------   --------   --------
Total Distributions...................        .40          .83       .84        .90        .93
                                          -------      -------   -------   --------   --------
NET ASSET VALUE, END OF THE PERIOD....    $  9.67      $  8.99   $  9.56   $  10.26   $  10.01
                                          =======      =======   =======   ========   ========
Market Price Per Share at End of the
  Period..............................    $8.3750      $8.6875   $9.6250   $10.8750   $10.8750
Total Investment Return at Market
  Price (a)...........................      -.40%**     -3.08%    -5.68%      6.85%     18.32%
Total Return at Net Asset Value (b)...     10.77%**       .74%     -.67%      9.62%     10.24%
Net Assets at End of the Period (In
  millions)...........................    $ 442.3      $ 423.0   $ 439.1   $  457.3   $  448.2
Ratio of Expenses to Average Net
  Assets Applicable to Common
  Shares*.............................      1.30%        1.32%     1.24%      1.23%      1.28%
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (c)...................      5.72%        6.59%     6.35%      6.64%      7.18%
Portfolio Turnover....................        30%**        54%       98%       103%        53%

 * Ratio of Expenses to Average Net
   Assets Including Preferred
   Shares.............................       .80%         .81%      .79%       .79%       .80%

(a) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(b) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(c) Net Investment Income is adjusted for common share equivalent of distributions paid to preferred shareholders.

** Non-Annualized

YEAR ENDED JUNE 30
--------------------------------------------------------
      1996       1995       1994       1993       1992
--------------------------------------------------------
     $  9.76   $   9.92   $  11.13   $  10.69   $   9.81
     -------   --------   --------   --------   --------
         .94        .96       1.00       1.07       1.09
         .05       (.06)     (1.21)       .52        .85
     -------   --------   --------   --------   --------
         .99        .90       (.21)      1.59       1.94
     -------   --------   --------   --------   --------
         .77        .84        .84        .83        .79
         .22        .22        .16        .16        .24
         -0-        -0-        -0-        .16        .03
     -------   --------   --------   --------   --------
         .99       1.06       1.00       1.15       1.06
     -------   --------   --------   --------   --------
     $  9.76   $   9.76   $   9.92   $  11.13   $  10.69
     =======   ========   ========   ========   ========
     $9.8750   $11.1250   $11.1250   $12.0000   $11.3750
      -4.27%      8.59%     -0.05%     15.20%     21.65%
       8.02%      7.24%     -3.63%     13.97%     18.08%
     $ 438.7   $  436.1   $  437.7   $  467.9   $  452.7
       1.31%      1.33%      1.28%      1.25%      1.35%
       7.26%      7.56%      7.86%      8.41%      8.41%
         29%        38%        45%        45%        27%

                   .83%       .82%       .80%       .84%
        .82%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Municipal Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal income taxes with safety of principal through investment in a diversified portfolio of investment grade tax-exempt municipal securities. The Trust commenced investment operations on August 26, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION Municipal bonds are valued by independent pricing services or dealers using the mean of the bid and asked prices or, in the absence of market quotations, at fair value based upon yield data relating to municipal bonds with similar characteristics and general market conditions. Securities which are not valued by independent pricing services are valued at fair value using procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis. Bond premium is amortized and original issue discount is accreted over the expected life of each applicable security.

    In November 2000 the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the Guide). The revised version of the Guide is effective

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

for annual financial statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and accrete discounts on fixed income securities. The Fund currently does not accrete market discount on fixed income securities. Upon adoption, the Fund will be required to record a cumulative effect adjustment to reflect the accretion of market discount. The adjustment will increase accumulated undistributed net investment income and reduce unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Fund has not completed its analysis of the impact of this accounting change.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At June 30, 2000, the Trust had an accumulated capital loss carryforward for tax purposes of $6,300,063 which will expire between June 30, 2004 and June 30, 2008.

    At December 31, 2000, for federal income tax purposes, cost of long and short-term investments is $416,456,597; the aggregate gross unrealized appreciation is $23,221,745 and the aggregate gross unrealized depreciation is $2,542,874, resulting in net unrealized appreciation on long and short-term investments of $20,678,871.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually to common shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, Van Kampen Investment Advisory Corp. (the "Adviser") will provide investment advice and facilities to the Trust for an annual fee payable monthly of .60% of the average net assets of the Trust.

    For the six months ended December 31, 2000, the Trust recognized expenses of approximately $5,300 representing legal services provided by Skadden, Arps,

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under separate Accounting Services and Legal Services agreements, the Adviser provides accounting and legal services to the Trust. The Adviser allocates the cost of such services to each Trust. For the six months ended December 31, 2000, the Trust recognized expenses of approximately $22,600 representing Van Kampen Investments or its affiliates' (collectively "Van Kampen") cost of providing accounting and legal services to the Trust, which are reported as part of other expenses in the statement of operations..

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $121,085,860 and $124,495,978, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/ depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when exercising a call option contract or taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the option or futures contract.

    Summarized below are the specific types of derivative financial instruments used by the Trust.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

A. FUTURES CONTRACTS A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Trust generally invests in futures on U.S. Treasury Bonds and the Municipal Bond Index and typically closes the contract prior to the delivery date. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Trust maintains, in a segregated account with its custodian, an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the Investment Company Act of 1940, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended December 31, 2000, were as follows:

                                                                CONTRACTS
Outstanding at June 30, 2000................................        75
Futures Opened..............................................       -0-
Futures Closed..............................................       (75)
                                                                   ---
Outstanding at December 31, 2000............................       -0-
                                                                   ===

B. INDEXED SECURITIES These instruments are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

    An Inverse Floating security is one where the coupon is inversely indexed to a short-term floating interest rate multiplied by a specified factor. As the floating rate rises, the coupon is reduced. Conversely, as the floating rate declines, the coupon is increased. These instruments are typically used by the Trust to enhance the yield of the portfolio.

    An Embedded Cap security includes a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 330 Auction Preferred Shares ("APS") in three series of 110 shares each. Dividends are cumulative and the rate on each series is currently

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

reset every 28 days through an auction process. The average rate in effect on December 31, 2000, was 4.717%. During the six months ended December 31, 2000, the rates ranged from 4.100% to 4.850%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at a price of $500,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

TRUST OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN MUNICIPAL INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN*

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2001. All rights reserved.